Exhibit 99.1

Career Education Corporation

Reconciliation of Segment Reporting

For the Years Ended December 31, 2009 and 2008

Unaudited

(in millions)

	Total Revenue for the Year Ended December 31,
	2009	Adjustments		2009	2008	Adjustments		2008
SBU	As Reported	Organizational Realignment (1)	Shared Services Allocation (2)	Recasted	As Reported	Organizational Realignment (1)	Shared Services Allocation (2)	Recasted
University (1)	$811	$207	$—	$1,018	$702	$205	$—	$907
Culinary Arts	332	—	—	332	328	—	—	328
Health Education (1)	306	57	—	363	249	59	—	308
Art & Design (1)	264	(264)	—	—	264	(264)	—	—
International	121	—	—	121	108	—	—	108
Transitional Schools (3)	3	—	—	3	10	—	—	10
Corporate & other	—	—	—	—	—	—	—	—

Total	$1,837	$—	$—	$1,837	$1,661	$—	$—	$1,661

	Total Operating Income for the Year Ended December 31,
	2009	Adjustments		2009	2008	Adjustments		2008
SBU	As Reported	Organizational Realignment (1)	Shared Services Allocation (2)	Recasted	As Reported	Organizational Realignment (1)	Shared Services Allocation (2)	Recasted
University (1)	$178	$29	$(12)	$195	$123	$25	$(21)	$127
Culinary Arts	18	—	(3)	15	(6)	—	—	(6)
Health Education (1)	55	4	(17)	42	21	3	(10)	14
Art & Design (1)	33	(33)	—	—	28	(28)	—	—
International	19	—	—	19	19	—	—	19
Transitional Schools (3)	(10)	—	(1)	(11)	(6)	—	—	(6)
Corporate & other	(70)	—	33	(37)	(70)	—	31	(39)

Total	$223	$—	$—	$223	$109	$—	$—	$109

(1)	Schools previously organized within the Art & Design reporting segment have been realigned as a component of the University reporting segment, with the exception of Brown College which was realigned within the Health Education reporting segment. In addition, Briarcliffe College was realigned from the University reporting segment to the Health Education reporting segment.
(2)	Reflects the impact to segment operating income resulting from the change in methodology utilized to allocate the cost of shared and corporate services to the reporting segments. This change was a result of a detailed review of the shared services provided to our campuses. The new methodology allocates costs based on usage and consumption factors.
(3)	AIU-Los Angeles, CA is the only school remaining in Transitional Schools.

Career Education Corporation

Recast Quarterly Segment Reporting

For the Years Ended December 31, 2009 and 2008

Unaudited

(in millions)

	Total Revenue for the 2009 Quarters Ended						Total Revenue for the 2008 Quarters Ended
	March 31	June 30	September 30	December 31		Full Year	March 31	June 30	September 30	December 31	Full Year
University (1)	$239	$250	$260	$269		$1,018	$232	$226	$221	$228	$907
Culinary Arts	75	74	92	91		332	87	78	86	77	328
Health Education (1)	83	87	90	103		363	78	73	74	83	308
International	35	26	15	45		121	34	25	13	36	108
Transitional Schools (3)	1	1	1	—		3	4	3	2	1	10
Corporate & other	—	—	—	—		—	—	—	—	—	—

	$433	$438	$458	$508		$1,837	$435	$405	$396	$425	$1,661

	Operating Income for the 2009 Quarters Ended (2)						Operating Income for the 2008 Quarters Ended (2)
	March 31	June 30	September 30	December 31		Full Year	March 31	June 30	September 30	December 31	Full Year
University (1)	$43	$46	$45	$61		$195	$30	$28	$25	$44	$127
Culinary Arts	(1)	(3)	7	12		15	6	—	(11)	(1)	(6)
Health Education (1)	10	7	9	16		42	3	1	1	9	14
International	11	3	(4)	9		19	13	3	(5)	8	19
Transitional Schools (3)	(2)	(1)	(2)	(6)		(11)	(4)	(1)	—	(1)	(6)
Corporate & other	(10)	(15)	(17)	5	(4)	(37)	(12)	(9)	(9)	(9)	(39)

	$51	$37	$38	$97		$223	$36	$22	$1	$50	$109

(1)	Schools previously organized within the Art & Design reporting segment have been realigned as a component of the University reporting segment, with the exception of Brown College which was realigned within the Health Education reporting segment. In addition, Briarcliffe College was realigned from the University reporting segment to the Health Education reporting segment.
(2)	Reflects the impact to segment operating income resulting from the change in methodology utilized to allocate the cost of shared and corporate services to the reporting segments. This change was a result of a detailed review of the shared services provided to our campuses. The new methodology allocates costs based on usage and consumption factors.
(3)	AIU-Los Angeles, CA is the only school remaining in Transitional Schools.
(4)	Within Corporate and other we received a $12.0 million payment related to the termination of certain insurance policies in the fourth quarter 2009.

Career Education Corporation

Recast Quarterly Segment Reporting - University

For the Years Ended December 31, 2009 and 2008

Unaudited

(in millions)

	Total Revenue for the 2009 Quarters Ended					Total Revenue for the 2008 Quarters Ended
	March 31	June 30	September 30	December 31	Full Year	March 31	June 30	September 30	December 31	Full Year
Art & Design (1)	$58	$59	$60	$63	$240	$64	$58	$55	$61	$238
American InterContinental University	98	104	107	100	409	95	98	95	87	375
Colorado Technical University	83	87	93	106	369	73	70	71	80	294

Total University	$239	$250	$260	$269	$1,018	$232	$226	$221	$228	$907

	Operating Income for the 2009 Quarters Ended (2)					Operating Income for the 2008 Quarters Ended (2)
	March 31	June 30	September 30	December 31	Full Year	March 31	June 30	September 30	December 31	Full Year
Art & Design (1)	$5	$4	$6	$10	$25	$9	$4	$2	$8	$23
American InterContinental University	21	25	24	20	90	6	16	15	17	54
Colorado Technical University	17	17	15	31	80	15	8	8	19	50

Total University	$43	$46	$45	$61	$195	$30	$28	$25	$44	$127

(1)	Schools previously organized within the Art & Design reporting segment have been realigned as a component of the University reporting segment, with the exception of Brown College which was realigned within the Health Education reporting segment. In addition, Briarcliffe College was realigned from the University reporting segment to the Health Education reporting segment.
(2)	Reflects the impact to segment operating income resulting from the change in methodology utilized to allocate the cost of shared and corporate services to the reporting segments. This change was a result of a detailed review of the shared services provided to our campuses. The new methodology allocates costs based on usage and consumption factors.

Career Education Corporation

Recast Quarterly New Student Starts

For the Years Ended December 31, 2009 and 2008

Unaudited

	New Student Starts for the 2009 Quarters Ended
	March 31	June 30	September 30	December 31	Full Year
University (1)	17,610	15,200	18,350	18,550	69,710
Culinary Arts	2,840	2,600	7,100	1,430	13,970
Health Education (1)	6,830	6,380	8,000	5,510	26,720
International	710	280	4,200	2,950	8,140
Transitional Schools (2)	—	—	—	—	—

Total	27,990	24,460	37,650	28,440	118,540

	New Student Starts for the 2008 Quarters Ended
	March 31	June 30	September 30	December 31	Full Year
University (1)	17,400	12,830	16,300	16,080	62,610
Culinary Arts	2,520	1,670	4,710	1,050	9,950
Health Education (1)	5,770	4,530	6,520	4,380	21,200
International	560	300	4,070	2,530	7,460
Transitional Schools (2)	70	—	—	—	70

Total	26,320	19,330	31,600	24,040	101,290

(1)	Schools previously organized within the Art & Design reporting segment have been realigned as a component of the University reporting segment, with the exception of Brown College which was realigned within the Health Education reporting segment. In addition, Briarcliffe College was realigned from the University reporting segment to the Health Education reporting segment.
(2)	AIU-Los Angeles, CA is the only school remaining in Transitional Schools.

Career Education Corporation

Recast Quarterly Student Population

For the Years Ended December 31, 2009 and 2008

Unaudited

	Total Student Population as of the 2009 Quarters Ended
	March 31	June 30	September 30	December 31
University (1)	54,900	51,800	56,400	59,300
Culinary Arts	9,100	9,000	13,600	10,900
Health Education (1)	21,800	21,900	25,000	24,200
International	8,600	2,500	7,000	10,900
Transitional Schools (2)	200	100	100	100

Total	94,600	85,300	102,100	105,400

	Total Student Population as of the 2008 Quarters Ended
	March 31	June 30	September 30	December 31
University (1)	50,900	45,000	47,300	50,600
Culinary Arts	10,200	9,000	11,300	8,400
Health Education (1)	19,200	17,500	20,000	19,100
International	7,200	2,000	6,300	9,600
Transitional Schools (2)	600	100	300	200

Total	88,100	73,600	85,200	87,900

(1)	Schools previously organized within the Art & Design reporting segment have been realigned as a component of the University reporting segment, with the exception of Brown College which was realigned within the Health Education reporting segment. In addition, Briarcliffe College was realigned from the University reporting segment to the Health Education reporting segment.
(2)	AIU-Los Angeles, CA is the only school remaining in Transitional Schools.

Career Education Corporation

Recast Quarterly New Student Starts & Student Population – University

For the Years Ended December 31, 2009 and 2008

Unaudited

	New Student Starts for the 2009 Quarters Ended					New Student Starts for the 2008 Quarters Ended
	March 31	June 30	September 30	December 31	Full Year	March 31	June 30	September 30	December 31	Full Year
Art & Design (1)	1,810	2,660	3,060	1,540	9,070	1,940	1,370	2,860	2,200	8,370
American InterContinental University	9,270	4,990	6,530	7,210	28,000	9,300	4,700	6,130	6,350	26,480
Colorado Technical University	6,530	7,550	8,760	9,800	32,640	6,160	6,760	7,310	7,530	27,760

Total University	17,610	15,200	18,350	18,550	69,710	17,400	12,830	16,300	16,080	62,610

	Total Student Population as of the 2009 Quarters Ended					Total Student Population as of the 2008 Quarters Ended
	March 31	June 30	September 30	December 31		March 31	June 30	September 30	December 31
Art & Design (1)	10,900	11,000	12,400	11,700		11,500	10,000	10,700	11,100
American InterContinental University	21,700	17,900	19,500	20,300		20,600	16,100	17,200	17,900
Colorado Technical University	22,300	22,900	24,500	27,300		18,800	18,900	19,400	21,600

Total University	54,900	51,800	56,400	59,300		50,900	45,000	47,300	50,600

(1)	Schools previously organized within the Art & Design reporting segment have been realigned as a component of the University reporting segment, with the exception of Brown College which was realigned within the Health Education reporting segment. In addition, Briarcliffe College was realigned from the University reporting segment to the Health Education reporting segment.